               AIM CONSTELLATION FUND - CLASS A, B, C AND R SHARES

                    Supplement dated February 15, 2005 to the
               Prospectus dated February 27, 2005 as supplemented
       February 27, 2004, May 18, 2004, July 16, 2004, September 8, 2004,
        October 12, 2004, December 29, 2004 (A) and December 29, 2004 (B)

The following information supersedes and replaces in its entirety Supplement B dated December 29, 2004.

     "FEE TABLE

     This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

     SHAREHOLDER FEES
     ---------------------------------------------------------------------------------
     (fees paid directly from
     your investment)                  CLASS A      CLASS B      CLASS C      CLASS R
     ---------------------------------------------------------------------------------
     Maximum Sales Charge (Load)
     Imposed on Purchases
     (as a percentage of
     offering price)                    5.50%         None         None         None

     Maximum Deferred
     Sales Charge (Load)
     (as a percentage of
     original purchase price or
     redemption proceeds,
     whichever is less)                 None(1)(2)   5.00%         1.00%        None(3)
     ---------------------------------------------------------------------------------

     ANNUAL FUND OPERATING EXPENSES(4)
     ---------------------------------------------------------------------------------
     (expenses that are deducted
     from fund assets)                 CLASS A      CLASS B      CLASS C      CLASS R
     ---------------------------------------------------------------------------------
      Management Fees                   0.63%        0.63%        0.63%         0.63%

      Distribution and/or
      Service (12b-1) Fees              0.30         1.00         1.00          0.50

      Other Expenses                    0.37         0.37         0.37          0.37

      Total Annual Fund
      Operating Expenses                1.30         2.00         2.00          1.50

      Fee Waiver(5)                     0.03         0.03         0.03          0.03

      Net Annual Fund
      Operating Expenses                1.27         1.97         1.97          1.47
     ---------------------------------------------------------------------------------

     (1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.

     (2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

     (3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

     (4) There is no guarantee that actual expenses will be the same as those shown in the table.

     (5) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The Fee Waiver reflects this agreement. (See "Fund Management - Advisor Compensation" following.)

     If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

          As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

     EXPENSE EXAMPLE

     This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

          The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR       3 YEARS      5 YEARS      10 YEARS
     -------------------------------------------------------------------------
     Class A                   $672          $931        $1,209       $2,018
     Class B                    700           918         1,262        2,133
     Class C                    300           618         1,062        2,314
     Class R                    150           465           803        1,776
     -------------------------------------------------------------------------

     You would pay the following expenses if you did not redeem your shares:

                              1 YEAR       3 YEARS      5 YEARS      10 YEARS
     -------------------------------------------------------------------------
     Class A                   $672          $931        $1,209       $2,018
     Class B                    200           618         1,062        2,133
     Class C                    200           618         1,062        2,314
     Class R                    150           465           803        1,776"
     -------------------------------------------------------------------------

The following information replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - ADVISOR COMPENSATION" in the prospectus:

     "During the fiscal year ended October 31, 2003, the advisor received compensation of 0.62% of average daily net assets. The annual management fee payable to the advisor pursuant to the investment advisory agreement ranges from 1.00% to 0.625% of average daily net assets, based on net asset levels. The advisor has contractually agreed to advisory fee waivers for the period January 1, 2005 to December 31, 2009 as part of its settlement with the Attorney General of New York ("NYAG"). Following are the advisory fee rates before and after January 1, 2005.

             ADVISORY FEE RATES BEFORE                 ADVISORY FEE RATES AFTER
             JANUARY 1, 2005 WAIVER                    JANUARY 1, 2005 WAIVER
             1.00% of the first $30 million          0.75% of the first $150 million
             0.75% of the next $120 million         0.615% of the next $4.85 billion
           0.625% of the next $4.85 billion           0.57% of the next $2.5 billion
              0.60% of the next $5 billion*          0.545% of the next $2.5 billion
     0.575% of the excess over $10 billion*     0.52% of the excess over $10 billion

     * After fee waiver. This rate includes AIM's voluntary agreement to waive an amount equal to 0.025% for each $5 billion increment in net assets over $5 billion, up to a maximum of 0.175% on net assets over $35 billion."


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